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                                                                   EXHIBIT 10.48

                        FIFTH AMENDMENT TO INITIAL LEASE

         This Fifth Amendment to Initial Lease (this "AMENDMENT") is made and entered into this 8th day of February, 2002 by and between KEYSTONE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("LANDLORD"), and BRIGHTPOINT, INC., a Delaware corporation ("TENANT").

                                    RECITALS

         WHEREAS, Corporate Drive Associates, LLC, an Indiana limited liability company and predecessor-in-interest to Landlord ("CDA"), and Tenant previously executed and entered into that certain Lease dated June 6, 1995, as amended by that certain Amendment to Lease dated October 3, 1995 and that certain Second Amendment to Lease dated July 17, 1996 (as amended, the "INITIAL LEASE") for the property commonly known as 6402 Corporate Drive, Indianapolis, Indiana; and

         WHEREAS, Landlord and Tenant previously executed and entered into that certain Amendment to Initial Lease and Termination of Expansion Lease (the "THIRD AMENDMENT") dated September 28, 2001 and that certain Fourth Amendment to Initial Lease dated November 30, 2001 (the "FOURTH AMENDMENT"); and

         WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings respectively ascribed to them in the Fourth Amendment; and

         WHEREAS, Landlord and Tenant desire to amend and modify the Initial Lease, as previously amended and modified by the Third Amendment and the Fourth Amendment (the Initial Lease, as amended by the Third Amendment and the Fourth Amendment, the "LEASE") on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, Landlord and Tenant agree as follows:

         1. RECITALS. The foregoing recitals are hereby incorporated into the body of this Amendment as if more fully re-written and re-stated herein.

         2. EXTENSION OF INITIAL OCCUPANCY TERM.

              2.1. The Initial Occupancy Term is hereby extended as to the Occupancy Area until June 30, 2002, subject to the terms of SECTION 2.4 below.

              2.2. Section 2.3 of the Fourth Amendment is hereby deleted. Tenant shall have three (3) options to extend the Initial Occupancy Term (each, a "RENEWAL OPTION") for a period of thirty (30) days each (each a "RENEWAL PERIOD") by delivery of written notice to Landlord not less than thirty (30) days prior to the expiration of the Initial Occupancy Term, the first Renewal Period or the second Renewal Period, as the case may be, (the Initial Occupancy Term as extended by any or all of the Renewal Periods, the "OCCUPANCY TERM") provided that (i) no Default Condition exists (as defined in the Third Amendment); and (ii) no Bankruptcy Event (as defined in the Third Amendment) has occurred.


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              2.3. From and after the expiration of the Occupancy Term,
Landlord's consent to the resumption by Tenant of its use and occupancy of the Surrendered Termination Areas shall be deemed revoked and of no further force and effect and the provisions of Section 5 of the Fourth Amendment shall be applicable.

              2.4. Notwithstanding the terms of Section 6.3 of the Fourth Amendment, Landlord may elect, in its sole discretion, to terminate the Lease as to the Remaining Leased Premises (as defined in the Third Amendment) and the Occupancy Area if an Acceleration Event (as defined in the Third Amendment) has occurred by delivery of an Accelerated Termination Notice (as defined in the Third Amendment) to Tenant. In the event Landlord delivers an Accelerated Termination Notice to Tenant, the Lease shall terminate as of the date specified by Landlord in the Accelerated Termination Notice, which date must be after June 30, 2002. Notwithstanding anything contained herein or in Section 7.1 of the Third Amendment to the contrary, Landlord shall have no obligation to provide ten (10) days prior written notice to Tenant of, or for purposes of, an Accelerated Termination Notice for purposes of this SECTION 2.4 or Section 7.1 of the Third Amendment (it being acknowledged that Landlord may deliver an Accelerated Termination Notice at any time if the conditions of Section 7.1 of the Third Amendment have been satisfied, which notice shall specify either or both of a Revised Expiration Date (as defined in the Third Amendment) and an Occupancy Expiration Date at least sixty (60) days after the delivery date of such notice and in all events after June 30, 2002).

         3. RENT. Tenant shall be obligated to pay Occupancy Area Base Rent with respect to the Occupancy Area during the Occupancy Term in accordance with, and in the amounts specified by, Section 3 of the Fourth Amendment.

         4. ADDITIONAL MATTERS. Except as provided in Section 2.4 above, the terms of Section 6 of the Fourth Amendment shall remain in full force and effect.

         5. SUCCESSORS AND ASSIGNS. This Amendment and all covenants, terms and conditions hereof shall inure to the benefit of, and be binding upon, the respective heirs, executors, administrators, successors and assigns of Landlord and Tenant.

         6. CONFLICT. Except as amended hereby, the Lease shall be and remain in full force and effect. In the event of any conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall control.

         7. COUNTERPARTS; FACSIMILE. This Amendment may be executed in any number of identical counterparts, all of which, when taken together, shall constitute the same instrument. An executed facsimile copy of this Amendment shall be deemed an original for all relevant purposes.

                           [Signature Page to Follow]


                                       2
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         IN WITNESS WHEREOF, Landlord and Tenant have entered into this
Amendment as of the date first above written.

                                    LANDLORD:

                                    KEYSTONE OPERATING PARTNERSHIP, L.P.,
                                    a Delaware limited partnership

                                    By:  Keystone Property Trust
                                    Its: Sole General Partner


                                    By: /s/ STEPHEN J. BUTTE
                                    --------------------------------------------
                                    Name: STEPHEN J. BUTTE
                                    --------------------------------------------
                                    Title: VICE PRESIDENT
                                    --------------------------------------------

                                    TENANT:

                                    BRIGHTPOINT, INC., a Delaware corporation


                                    By: /s/ J. MARK HOWELL
                                    --------------------------------------------
                                    Name: J. MARK HOWELL
                                    --------------------------------------------
                                    Title: PRESIDENT AND CHIEF OPERATING OFFICER
                                    --------------------------------------------


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